May 23, 2011

DREYFUS APPRECIATION FUND, INC.

Supplement to Prospectus

Dated May 1, 2011

The following information supersedes and replaces any contrary information contained in the sections of the fund’s Prospectus entitled "Portfolio Management" and "Management":

Mr. Fayez Sarofim is the Chief Executive Officer, Chairman and Chief Investment Officer; Mr. Christopher Sarofim is the Vice Chairman; Mr. Lee is the President; Mr. Jacobe is the Director of Investments and a Senior Vice President; Mr. Sheedy is a Senior Vice President; and Ms. Crain is a Vice President and the Director of Marketing and Client Services.

Sarofim & Co. managed approximately $19.5 billion in assets, including investment assets of four other registered investment companies in the aggregate amount of approximately $1.2 billion, as of December 31, 2010.  The fund is managed by a team of portfolio managers employed by Sarofim & Co., consisting of Fayez Sarofim, Christopher Sarofim, Gentry Lee, Jeff Jacobe, Charles Sheedy and Catherine Crain.  Mr. Fayez Sarofim, Chief Executive Officer, Chairman and Chief Investment Officer, founded Sarofim & Co. in 1958 and has been a portfolio manager of the fund since December 1990.  Mr. Christopher Sarofim is the Vice Chairman of Sarofim & Co., where he has been employed since 1988.  He has been a portfolio manager of the fund since October 2000.  Mr. Lee is the President of Sarofim & Co., where he has been employed since 1998, and is responsible for overseeing investment, client services and business operations. He has been a portfolio manager of the fund since November 2010. Mr. Jacobe is a Director of Investments and a Senior Vice President at Sarofim & Co., where he has been employed since 2000, and is responsible for organizing and overseeing investment research efforts.  He has been a portfolio manager of the fund since November 2010.  Mr. Sheedy is a Senior Vice President at Sarofim & Co., where he has been employed since 1971.  He has been a portfolio manager of the fund since October 2000.  Ms. Crain is a Vice President and Director of Marketing and Client Services at Sarofim & Co., where she has been employed since 1993.  She has been a portfolio manager of the fund since October 2000.